UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

October 21, 2003
(Date of Report — Date of Earliest Event Reported)

PFGI CAPITAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

1-8019-01
(Commission File Number)

04-3659419
(IRS Employer Identification Number)

One East Fourth Street, Cincinnati, Ohio 45202
(Address of Principal Executive Offices) (Zip Code)

1-800-851-9521 or 513-345-7102
(Registrant’s Telephone Number, Including Area Code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)     Exhibit 99 — Press Release Dated October 21, 2003.

Item 12. Results of Operations and Financial Condition.

On October 21, 2003, the Registrant issued the press release filed as Exhibit 99.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

PFGI Capital Corporation

Date: October 27, 2003

/s/ Anthony M. Stollings
Anthony M. Stollings
Chief Financial Officer and Treasurer